Deferred Income Tax	12 Months Ended
Dec. 31, 2017
Deferred Income Tax
Deferred Income Tax

9. Deferred income tax

The following table shows changes in the Group’s existing deferred tax assets deriving, as a matter of principle, from tax loss carryforwards:

	31 December 2017		31 December 2016
(in EUR thousands)	Loss carried forward	Deferred tax assets	Loss carried forward	Deferred tax assets
Corporation tax including Solidarity Surcharge	119,725	18,947	111,742	17,683
Business tax	107,962	17,949	100,716	16,744
U.S. corporation tax	8,026	2,007	1,673	418
Total		38,903		34,845

These loss carryforwards have an unlimited carryforward period under current German law. For the U.S tax loss carryforwards, these have a carryforward period of only 20 years under current US tax law.

Due to the lack of predictability regarding future taxable profits, the existing deferred tax assets deriving, as a matter of principle, from tax loss carryforwards (EUR 38.9 million; previous year EUR 34.9 million) and tax deductible differences of EUR 321 thousand (previous year EUR 244 thousand) were not recognized on the balance sheet, in accordance with IAS 12.34.

The following provides a reconciliation between expected and actual reported income tax expense, with the output value being based on the rounded income tax rate of 32.5 currently applicable to the Biofrontera Group:

(in EUR thousands)	31.12.2017	31.12.2016
Consolidated earnings before tax	(16,102)	(10,579)
Expected income tax reimbursement at the tax rate of the parent company	5,226	3,433
Differences arising from different tax rates	586	215
Adjustments of deferred taxes due to tax rates
- From temporary differences	(121)	(145)
- From loss carry forwards	(1,014)	(251)
Tax increases due to non-deductible expenses	(646)	(238)
Changes in unrecognised deferred tax assets
- from active temporary differences	(194)	(241)
- from loss carryforwards	(4,161)	(2,529)
Other effects	323	(248)
Income taxes as per statement of comprehensive income	-	-